UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2023

Next Bridge Hydrocarbons, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction
of incorporation)

333-266143	87-2538731
(Commission File Number)	(IRS Employer Identification No.)

6300 Ridglea Place, Suite 950 Fort Worth, Texas	76116
(Address of principal executive offices)	(Zip Code)

(817) 438-1937
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Amendment to 2021 Note

Effective October 1, 2023, Next Bridge Hydrocarbons, Inc. (the “Company”) entered into the Third Amendment (“Amendment No. 3”) to the 8% Secured Promissory Note, originally issued September 30, 2021 (as amended from time to time, the “2021 Note”), in favor of Gregory McCabe (as successor-in-interest to Meta Materials, Inc., “Lender”). Amendment No. 3 extends the maturity date of the 2021 Note from October 3, 2023 to January 3, 2024. No other changes were made to the 2021 Note.

Amendment to Loan Agreement

Effective October 1, 2023, the Company entered into the Third Amendment (the “Third Amendment”) to the Loan Agreement dated as of September 2, 2022 (as amended from time to time, the “Loan Agreement”) with Lender and each of the other loan parties named in the Loan Agreement, pursuant to which the maturity date was extended from October 3, 2023 to January 3, 2024. No other changes were made to the Loan Agreement.

Amendment to 2022 Note

Effective October 1, 2023, the Company entered into the Second Amendment (“Amendment No. 2”) to the 5% Unsecured Promissory Note, originally issued December 21, 2022 (as amended from time to time, the “2022 Note”), in favor of Gregory McCabe. Amendment No. 2 extends the maturity date of the 2022 Note from October 3, 2023 to January 3, 2024. No other changes were made to the 2022 Note.

McCabe is the largest shareholder of the Company’s common stock and the Chairman of the Company’s Board of Directors. As such, entry into each of Amendment No. 3, the Third Amendment and Amendment No. 2 collectively constitute related party transactions which have been duly approved by the Company’s Audit Committee.

The foregoing descriptions of Amendment No. 3, the Third Amendment and Amendment No. 2 are only summaries and are qualified in their entirety by reference to the full text of each such amendment, which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit
Number	Description

10.1	Third Amendment to Secured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe, as holder, dated October 1, 2023.
10.2	Third Amendment to Loan Agreement between Gregory McCabe and Next Bridge Hydrocarbons, Inc., dated October 1, 2023.

10.3	Second Amendment to Unsecured Promissory Note, between Next Bridge Hydrocarbons, Inc., as debtor, and Gregory McCabe as holder, dated October 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT BRIDGE HYDROCARBONS, INC.

Date: October 3, 2023	By:	/s/ Clifton DuBose, Jr.
		Name:	Clifton DuBose, Jr.
		Title:	Chief Executive Officer